UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2024

Evolv Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39417	84-4473840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Totten Pond Road, 4th Floor Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 374-8100

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EVLV	The Nasdaq Stock Market
Warrants to purchase one share of Class A common stock	EVLVW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)           In September 2024, an ad hoc committee of independent directors (the “Committee”) of the Board of Directors (the “Board”) of Evolv Technologies Holdings, Inc. (the “Company”), under the direction of the Board, commenced an investigation of the Company’s sales practices, including whether certain sales of products and subscriptions to channel partners and end users were subject to extra-contractual terms and conditions that impacted revenue recognition and other metrics, and if so, when senior Company personnel became aware of these issues.

The Committee’s investigation is ongoing. However, the Committee has made a preliminary determination that certain sales, including sales to one of its largest channel partners, were subject to extra-contractual terms and conditions, some of which were not shared with the Company’s accounting personnel, and that certain Company personnel engaged in misconduct in connection with those transactions. Furthermore, these extra-contractual terms and conditions were withheld from the Company’s Audit Committee of the Board (the “Audit Committee”) and the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). As a result of these preliminary findings, the Committee has determined that the accounting for certain sales transactions was inaccurate and that, among other things, revenue was prematurely or incorrectly recognized in connection with financial statements prepared for the periods between the second quarter of 2022 and the second quarter of 2024. The Committee has determined that these misstatements are material for certain financial statements prepared for these periods and that the recognition of revenue in the proper periods will impact each of those financial statements. The Committee currently estimates that, on a net basis (taking into account revenue that was prematurely recognized but offset by amounts appropriately recognized in subsequent periods) through June 30, 2024, the sales transactions at issue have resulted in premature or incorrect revenue recognition of approximately $4 million to $6 million. The Committee anticipates that the vast majority of this revenue was prematurely rather than incorrectly recognized. This estimate is preliminary and subject to change pending the conclusion of the investigation. Other previously reported metrics that are a function of revenue were also misstated as a result of these revenue misstatements.

Accordingly, on October 24, 2024, based on the Committee’s recommendation, the Board determined that the Company’s previously issued consolidated financial statements and other financial data for the fiscal years ended December 31, 2022 and December 31, 2023 contained in its Annual Report on Form 10-K, and its condensed consolidated financial statements for the quarters and year-to-date periods ended June 30, 2022, September 30, 2022, March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024 and June 30, 2024 contained in its Quarterly Reports on Form 10-Q (collectively, the “Non-Reliance Periods”), should no longer be relied upon because of the misstatements described above. The Board also determined that the Company’s disclosures related to such financial statements and related communications issued by or on behalf of the Company with respect to the Non-Reliance Periods should no longer be relied upon. The Company is in the process of evaluating the impact on internal control over financial reporting and expects to report one or more additional material weaknesses in internal control over financial reporting. Certain members of the Audit Committee and the Board discussed this conclusion with PwC.

The Committee is working expeditiously to complete the investigation and prepare amendments to the Company’s financial statements and related filings. The Company has self-reported these issues to the Division of Enforcement of the U.S. Securities and Exchange Commission (the “SEC”), which had been conducting a previously disclosed and unrelated investigation. The Company is continuing to cooperate with the SEC investigation.

Item 7.01	Regulation FD Disclosure.

On October 25, 2024, the Company issued a press release announcing that the Company will delay the filing of its Quarterly Report on Form 10-Q for the period ended September 30, 2024, and that stockholders and others should not rely upon certain of the Company’s previously issued financial statements. The Company also announced it will file a Form 12b-25, Notification of Late Filing, with the SEC for its Quarterly Report on Form 10-Q for the period ended September 30, 2024 to provide for additional time to complete the investigation and prepare amendments to the Company’s financial statements and related filings. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 and the related information in Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements regarding the final outcome or duration of the internal investigation, the estimated impact on previously reported financial results and metrics, the impact on internal control over financial reporting, the delay of the release of the Company’s Quarterly Report on Form 10-Q for its Form 10-Q for the period ended September 30, 2024, the filing of a Form 12b-25, Notification of Late Filing, and the timing of future SEC filings. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results and actions to be materially different from any future results or actions expressed or implied by the forward-looking statements, including, but not limited to, the factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 29, 2024, as any such factors may be updated from time to time in the Company’s other filings with the SEC, including the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. The forward-looking statements in this Current Report on Form 8-K are based upon information available to us as of the date hereof, and while the Company believes such information forms a reasonable basis for such statements, it may be limited or incomplete, and the Company’s statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained in this Current Report on Form 8-K, whether as a result of any new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1*	Press release, dated October 25, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolv Technologies Holdings, Inc.

Dated: October 25, 2024	By:	/s/ Eric Pyenson
	Name:	Eric Pyenson
	Title:	General Counsel and Secretary